Exhibit 99.1

FOR IMMEDIATE RELEASE

December 17, 2010

COMFORCE Corporation Reschedules Special Meeting to December 27, 2010; Agrees to Settle

Securities Litigation

Bethpage, New York, December 17, 2010—COMFORCE Corporation (NYSE Amex: CFS) today announced that COMFORCE and other named defendants have entered into a binding memorandum of understanding with plaintiffs’ counsel in connection with four previously-consolidated putative class action lawsuits filed in New York in connection with the proposed acquisition of COMFORCE by affiliates of ABRY Partners, LLC (“ABRY”).

As previously announced, on November 1, 2010, COMFORCE entered into an agreement and plan of merger with CFS Parent Corp., an affiliate of ABRY (“Parent”), and CFS Merger Sub Corp., a wholly-owned subsidiary of Parent and an affiliate of ABRY (“Merger Sub”), pursuant to which Merger Sub will merge with and into COMFORCE, with COMFORCE being the surviving corporation.

Under the terms of the memorandum of understanding, Parent, Merger Sub and COMFORCE agreed to amend the merger agreement to address certain provisions characterized by the plaintiffs as “preclusive,” and COMFORCE agreed to make certain disclosures to its stockholders relating to the merger, in addition to the information contained in its definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2010. The disclosures, and a copy of the amendment to the merger agreement, will be set forth in a current report on Form 8-K to be filed with the SEC on December 17, 2010.

In order to allow stockholders of COMFORCE more time to consider the additional disclosures and the merger agreement amendments, COMFORCE has agreed to delay its previously scheduled special stockholder meeting in connection with the merger. The special stockholder meeting for COMFORCE scheduled for December 20, 2010 will be adjourned to December 27, 2010 starting at 10:00 a.m., local time, at 999 Stewart Avenue, Bethpage, New York 11714, or at any further adjournment of this meeting.

Any proxies or votes already submitted by stockholders in connection with the special meeting will remain valid and will be unaffected by the delay in holding the special meeting or the amendment of the merger agreement. There is no need for any stockholders to vote again.

COMFORCE will be mailing its current report on Form 8-K to stockholders of record as of the close of business on the November 15, 2010 record date in order to supplement the disclosure in the definitive proxy statement previously mailed to such stockholders.

About COMFORCE

COMFORCE Corporation is a leading provider of outsourced staffing management services that enables Fortune 1000 companies and other large employers to consolidate, automate and manage staffing, compliance and oversight processes for their contingent workforces. COMFORCE also provides specialty staffing, consulting and other outsourcing services to Fortune 1000 companies and other large employers for their healthcare support, technical and engineering, information technology, telecommunications and other staffing needs. COMFORCE operates in three segments—Human Capital Management Services, Staff Augmentation and Financial Outsourcing Services. The Human Capital Management Services segment provides consulting services for managing the contingent workforce through its PRO Unlimited® subsidiary. The Staff Augmentation segment provides Healthcare Support Services, including RightSourcing® Vendor Management Services, Technical, Information Technology and Other Staffing Services. The Financial Outsourcing Services segment provides funding and back office support services to independent consulting and staffing companies.

Important Notice

This press release is not, and is not intended to be, a solicitation of proxies or an offer of securities. In connection with the proposed transaction, COMFORCE has filed a definitive proxy statement and other materials with the SEC and will file a current report on Form 8-K as described in this press release. Investors and security holders are advised to read the 8-K in conjunction with the proxy statement and these other materials when they become available because they will contain important information about COMFORCE and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement, the current report on Form 8-K (when available) and other documents filed by COMFORCE with the SEC at the SEC’s web site at www.sec.gov. Copies of the definitive proxy statement, the current report on Form 8-K (when available) and other filings made by COMFORCE with the SEC can also be obtained, free of charge, by directing a request to COMFORCE Corporation, 999 Stewart Ave., Bethpage, NY 11714, Attention: Investor Relations. The definitive proxy statement, the current report on Form 8-K (when available) and such other documents are also available for free on COMFORCE’s website at www.comforce.com under “Investors/ SEC Filings.”

Forward-Looking Statements

This communication and the documents to which we refer you in this communication, including our definitive proxy statement and other materials filed with the SEC as described in this communication, as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “project,” “estimate,” “will,” “may,” “should,” “future,” “predicts,” “potential,” “continue” and similar expressions identify these forward-looking statements, which appear in a number of places in this communication (and the documents to which we refer you in this communication) and include, but are not limited to, all statements relating directly or indirectly to the timing or likelihood of completing the merger to which this communication (and the documents to which we refer you in this communication) relates, plans for future growth and other business development activities as well as capital expenditures, financing sources, and the effects of regulation and competition, and all other statements regarding our intent, plans, beliefs or expectations or those of our directors or officers. Investors are cautioned that such forward-looking statements are not assurances for future performance or events and involve risks and uncertainties that could cause actual results and developments to differ materially from those covered in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Form 10-K, factors and matters contained or incorporated by reference in this document, and the following factors:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay a termination fee and/or reimburse Parent and Merger Sub for its incurred fees and expenses;

•

the failure of Parent to obtain the necessary equity financing set forth in the equity commitment letter received in connection with the merger, the failure to obtain the debt financing necessary to complete the merger transaction or the failure of such financings to be sufficient to complete the merger and the transactions contemplated thereby;

•	the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals;

•	the failure of the merger to close for any other reason;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger;

•	the outcome of any legal proceedings that are and may be instituted against COMFORCE and/or others relating to the merger agreement;

•	diversion of management’s attention from ongoing business concerns;

•	the effect of the announcement of the merger on our business relationships, operating results and business generally; and

•	the amount of the costs, fees, expenses and charges related to the merger.

We undertake no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.

For more information, please contact:

COMFORCE:

Bob Ende

Senior Vice President—Finance and

Chief Financial Officer

COMFORCE Corporation

(516) 437-3300

bende@comforce.com